UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2012

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Qwest Communications International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15577	84-1339282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Qwest Corporation

(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana		71203
(Address of principal executive offices of each Registrant)		(Zip Code of each Registrant)

(318) 388-9000

(Telephone number, including area code, of each Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 18, 2012, CenturyLink, Inc. and its indirect wholly-owned subsidiary, Qwest Corporation, announced the final results of Qwest Corporation’s previously-announced debt tender offer commenced on March 21, 2012. See the press releases included as Exhibits 99.1, 99.2 and 99.3 for more information.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc., Qwest Communications International Inc. and Qwest Corporation have duly caused this current report to be signed on their behalf by the undersigned officer hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President,
General Counsel and Secretary

Qwest Communications International Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President,
General Counsel and Assistant Secretary

Qwest Corporation

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President and
General Counsel

Dated: April 18, 2012

Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 21, 2012 announcing debt tender offer and concurrent debt offering (incorporated by reference to Exhibit 99.1 to the Registrants’ Current Report on Form 8-K filed March 21, 2012).

99.2	Press release dated April 3, 2012 announcing initial results, pricing and upsizing of debt tender offer (incorporated by reference to Exhibit 99.2 to the Registrants’ Current Report on Form 8-K filed April 4, 2012).

99.3*	Press release dated April 18, 2012 announcing final results of debt tender offer.

*	Filed herewith.

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